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                           [ERNST & YOUNG LETTERHEAD]

                                                                  EXHIBIT 23.2.1


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS





We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 1998 on the financial statements included in the Prospectus filed as part of Amendment No.2 (dated November 23, 1998) to the registration statement on Form SB-2 of FutureLink Distribution Corp., a Colorado corporation.






Calgary, Canada                               /s/ ERNST & YOUNG LLP
November 23, 1998                             Chartered Accountants